NEWS RELEASE                                                          Exhibit 99

For Release: October 14, 2003

Contact: John W. Kozak, CFO (740) 349-3792 or Jerry Nethers, Vice
President/Director of Marketing (740) 349-3710

           PARK NATIONAL CORPORATION REPORTS EARNINGS FOR THE QUARTER
                            ENDED SEPTEMBER 30, 2003

NEWARK, OHIO - Park National Corporation (Park) (AMEX: PRK) today announced earnings for the third quarter of 2003. Net income for the third quarter of 2003 totaled $20.200 million or $1.46 per share, compared to net income of $22.073 million or $1.59 per share in 2002, decreases of 8.5% in net income and 8.2% in diluted earnings per share. Net income for the first three quarters of 2003 totaled $68.489 million or $4.95 per share, compared to $65.493 million or $4.70 per share for the first three quarters of 2002, increases of 4.6% in net income and 5.3% in diluted earnings per share.

     Net losses from the sale of investment securities totaled $4.474 million for the quarter ended September 30, 2003, and $5.387 million for the first nine months of 2003. There were no net losses from the sale of investment securities during the third quarter of 2002 and $210,000 in net losses for the first nine months of 2002. The proceeds from the sale of investment securities were reinvested in higher yielding U.S. Government Agency fifteen year mortgage backed securities.

     Park is an Ohio-based bank holding company headquartered in Newark, Ohio, whose significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Leasing, Inc., and Guardian Finance.

     Operating in twenty-five Ohio counties, Park and its subsidiaries have $4.7 billion in total consolidated assets, one hundred thirteen financial service offices and a network of one hundred seventeen automatic teller machines.

PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)



                                                                                          SEPTEMBER 30,
                                                                                ----------------------------------
                                                                                     2003                  2002
------------------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                                          $142,477             $161,516
------------------------------------------------------------------------------------------------------------------
   Federal funds sold                                                                 18,000               43,500
------------------------------------------------------------------------------------------------------------------
   Interest bearing deposits                                                              50                   50
------------------------------------------------------------------------------------------------------------------
   Investment securities                                                           1,675,938            1,379,021
------------------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                                2,711,362            2,729,260
------------------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                                 64,476               63,653
------------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                                   2,646,886            2,665,607
------------------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                                   37,450               38,926
------------------------------------------------------------------------------------------------------------------
   Other assets                                                                      164,981              152,102
------------------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                          $4,685,782           $4,440,722
------------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                                           $522,865             $590,386
------------------------------------------------------------------------------------------------------------------
      Interest-bearing                                                             2,881,188            2,901,925
------------------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                            3,404,053            3,492,311
------------------------------------------------------------------------------------------------------------------
   Borrowings                                                                        691,141              381,536
------------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                  54,822               61,316
------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                         4,150,016            3,935,163
------------------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized
         in 2003 and 2002; 14,542,373 shares issued in 2003
         and 14,540,480 in 2002)                                                     105,898              105,770
------------------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                            17,579               23,576
------------------------------------------------------------------------------------------------------------------
      Retained earnings                                                              480,507              437,675
------------------------------------------------------------------------------------------------------------------
      Treasury stock (772,841 shares in 2003 and 708,545 shares in 2002)             (68,218)             (61,462)
------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                  535,766              505,559
------------------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $4,685,782           $4,440,722
------------------------------------------------------------------------------------------------------------------


PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)


                                                                       THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                     SEPTEMBER 30,
                                                                 ------------------------------     ------------------------------
                                                                       2003           2002               2003           2002
-----------------------------------------------------------------------------------------------     -----------------------------
ASSETS

   Cash and due from banks                                            $134,670        $127,645          $136,343        $127,211
-----------------------------------------------------------------------------------------------     -----------------------------
   Federal funds sold                                                   31,686          22,910            31,578          19,051
-----------------------------------------------------------------------------------------------     -----------------------------
   Securities purchased under resale agreements                         30,417               -            37,855               -
-----------------------------------------------------------------------------------------------     -----------------------------
   Interest bearing deposits                                                50              50                50              50
-----------------------------------------------------------------------------------------------     -----------------------------
   Investment securities                                             1,612,633       1,456,855         1,778,937       1,443,335
-----------------------------------------------------------------------------------------------     -----------------------------

   Loans (net of unearned interest)                                  2,700,373       2,717,057         2,687,076       2,722,131
-----------------------------------------------------------------------------------------------     -----------------------------
   Allowance for possible loan losses                                   66,195          63,843            64,770          62,153
-----------------------------------------------------------------------------------------------     -----------------------------
      LOANS, NET                                                     2,634,178       2,653,214         2,622,306       2,659,978
-----------------------------------------------------------------------------------------------     -----------------------------

   Bank premises and equipment, net                                     37,903          39,183            38,344          39,531
-----------------------------------------------------------------------------------------------     -----------------------------
   Other assets                                                        176,999         157,212           177,553         161,005
-----------------------------------------------------------------------------------------------     -----------------------------

            TOTAL ASSETS                                            $4,658,536      $4,457,069        $4,822,966      $4,450,161
-----------------------------------------------------------------------------------------------     -----------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                             $516,406        $500,199          $514,053        $491,061
-----------------------------------------------------------------------------------------------     -----------------------------
      Interest-bearing                                               2,911,736       2,951,314         2,907,782       2,896,377
-----------------------------------------------------------------------------------------------     -----------------------------
         TOTAL DEPOSITS                                              3,428,142       3,451,513         3,421,835       3,387,438
-----------------------------------------------------------------------------------------------     -----------------------------
   Borrowings                                                          636,871         444,745           821,595         516,351
-----------------------------------------------------------------------------------------------     -----------------------------
   Other liabilities                                                    72,171          67,219            63,530          64,514
-----------------------------------------------------------------------------------------------     -----------------------------
         TOTAL LIABILITIES                                           4,137,184       3,963,477         4,306,960       3,968,303
-----------------------------------------------------------------------------------------------     -----------------------------


   STOCKHOLDERS' EQUITY:
      Common stock                                                     105,898         105,770           105,846         105,771
-----------------------------------------------------------------------------------------------     -----------------------------
      Accumulated other comprehensive income, net of taxes              13,771          22,346            20,205          16,034
-----------------------------------------------------------------------------------------------     -----------------------------
      Retained earnings                                                470,306         425,457           457,886         414,742
-----------------------------------------------------------------------------------------------     -----------------------------
      Treasury stock                                                   (68,623)        (59,981)          (67,931)        (54,689)
-----------------------------------------------------------------------------------------------     -----------------------------
         TOTAL STOCKHOLDERS' EQUITY                                    521,352         493,592           516,006         481,858
-----------------------------------------------------------------------------------------------     -----------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $4,658,536      $4,457,069        $4,822,966      $4,450,161
-----------------------------------------------------------------------------------------------     -----------------------------


PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                                    THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                        SEPTEMBER 30,
                                                              ------------------------------      ------------------------------
                                                                   2003             2002               2003             2002
--------------------------------------------------------------------------------------------      ------------------------------
Interest income:
   Interest and fees on loans                                     $45,696           $51,596           $139,205         $156,294
--------------------------------------------------------------------------------------------      ------------------------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                      16,615            18,976             56,325           58,530
--------------------------------------------------------------------------------------------      ------------------------------
      Obligations of states and political subdivisions              1,533             1,719              4,706            5,277
--------------------------------------------------------------------------------------------      ------------------------------
   Other interest income                                              207               111                649              274
--------------------------------------------------------------------------------------------      ------------------------------
         TOTAL INTEREST INCOME                                     64,051            72,402            200,885          220,375
--------------------------------------------------------------------------------------------      ------------------------------

Interest expense:
   Interest on deposits:
      Demand and savings deposits                                   1,763             3,275              6,403            9,728
--------------------------------------------------------------------------------------------      ------------------------------
      Time deposits                                                 9,743            13,829             31,484           43,363
--------------------------------------------------------------------------------------------      ------------------------------
   Interest on borrowings                                           3,195             3,368              9,847           11,208
--------------------------------------------------------------------------------------------      ------------------------------
      TOTAL INTEREST EXPENSE                                       14,701            20,472             47,734           64,299
--------------------------------------------------------------------------------------------      ------------------------------

         NET INTEREST INCOME                                       49,350            51,930            153,151          156,076
--------------------------------------------------------------------------------------------      ------------------------------

Provision for loan losses                                           3,156             3,194              9,425           11,357
--------------------------------------------------------------------------------------------      ------------------------------

         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                        46,194            48,736            143,726          144,719
--------------------------------------------------------------------------------------------      ------------------------------

Other income                                                       16,140            12,229             48,995           35,198
--------------------------------------------------------------------------------------------      ------------------------------

Gain (loss) on sale of securities                                  (4,474)                -             (5,387)            (210)
--------------------------------------------------------------------------------------------      ------------------------------

Other expense:
   Salaries and employee benefits                                  16,566            16,039             50,619           47,982
--------------------------------------------------------------------------------------------      ------------------------------
   Occupancy expense                                                1,775             1,503              5,178            4,531
--------------------------------------------------------------------------------------------      ------------------------------
   Furniture and equipment expense                                  1,610             1,493              4,837            4,499
--------------------------------------------------------------------------------------------      ------------------------------
   Other expense                                                    9,407            10,272             29,283           29,851
--------------------------------------------------------------------------------------------      ------------------------------
      TOTAL OTHER EXPENSE                                          29,358            29,307             89,917           86,863
--------------------------------------------------------------------------------------------      ------------------------------

         INCOME BEFORE FEDERAL INCOME TAXES                        28,502            31,658             97,417           92,844
--------------------------------------------------------------------------------------------      ------------------------------

Federal income taxes                                                8,302             9,585             28,928           27,351
--------------------------------------------------------------------------------------------      ------------------------------

         NET INCOME                                               $20,200           $22,073            $68,489          $65,493
============================================================================================      ==============================

PER SHARE:

         NET INCOME  -  BASIC                                       $1.47             $1.59              $4.97            $4.71
--------------------------------------------------------------------------------------------      ------------------------------
         NET INCOME  -  DILUTED                                     $1.46             $1.59              $4.95            $4.70
--------------------------------------------------------------------------------------------      ------------------------------

         WEIGHTED AVERAGE SHARES - BASIC                       13,764,381        13,847,583         13,768,775       13,901,345
--------------------------------------------------------------------------------------------      ------------------------------
         WEIGHTED AVERAGE SHARES - DILUTED                     13,880,442        13,871,544         13,849,082       13,934,287
--------------------------------------------------------------------------------------------      ------------------------------


                            PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                               SEPTEMBER 30, 2003


INCOME STATEMENT                                                                                      PERCENT
THREE MONTHS ENDED SEPTEMBER 30,                                       2003             2002          CHANGE
                                                                       ----             ----          ------

NET INTEREST INCOME                                                 $49,350          $51,930           -4.97%
--------------------------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                                             3,156            3,194           -1.19%
--------------------------------------------------------------------------------------------------------------
OTHER INCOME                                                         16,140           12,229           31.98%
--------------------------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                                    (4,474)               -
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSE                                                        29,358           29,307            0.17%
--------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                                                  28,502           31,658           -9.97%
--------------------------------------------------------------------------------------------------------------
NET INCOME                                                           20,200           22,073           -8.49%
--------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                                             1.47             1.59           -7.55%
--------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                                           1.46             1.59           -8.18%
--------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                               0.83             0.76            9.21%
--------------------------------------------------------------------------------------------------------------
RATIOS

RETURN ON AVERAGE ASSETS                                              1.72%            1.96%
--------------------------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                                             15.37%           17.74%
--------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                                   4.58%            5.05%
--------------------------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                                     44.21%           44.93%
--------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS                                 0.62%            0.38%
--------------------------------------------------------------------------------------------------------------

INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30,

NET INTEREST INCOME                                                $153,151         $156,076           -1.87%
--------------------------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                                             9,425           11,357          -17.01%
--------------------------------------------------------------------------------------------------------------
OTHER INCOME                                                         48,995           35,198           39.20%
--------------------------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                                    (5,387)            (210)
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSE                                                        89,917           86,863            3.52%
--------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                                                  97,417           92,844            4.93%
--------------------------------------------------------------------------------------------------------------
NET INCOME                                                           68,489           65,493            4.57%
--------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                                             4.97             4.71            5.52%
--------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                                           4.95             4.70            5.32%
--------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                               2.49             2.28            9.21%
--------------------------------------------------------------------------------------------------------------
RATIOS

RETURN ON AVERAGE ASSETS                                              1.90%            1.97%
--------------------------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                                             17.75%           18.17%
--------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                                   4.63%            5.12%
--------------------------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                                     43.85%           44.66%
--------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS                                 0.35%            0.38%
--------------------------------------------------------------------------------------------------------------

BALANCE SHEET
AT SEPTEMBER 30,

INVESTMENTS                                                      $1,675,938       $1,379,021           21.53%
--------------------------------------------------------------------------------------------------------------
LOANS                                                             2,711,362        2,729,260           -0.66%
--------------------------------------------------------------------------------------------------------------
LOAN LOSS RESERVE                                                    64,476           63,653            1.29%
--------------------------------------------------------------------------------------------------------------
GOODWILL AND OTHER INTANGIBLES                                       14,321           17,901          -20.00%
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      4,685,782        4,440,722            5.52%
--------------------------------------------------------------------------------------------------------------
DEPOSITS                                                          3,404,053        3,492,311           -3.14%
--------------------------------------------------------------------------------------------------------------
BORROWINGS                                                          691,141          381,536           81.15%
--------------------------------------------------------------------------------------------------------------
EQUITY                                                              535,766          505,559            5.97%
--------------------------------------------------------------------------------------------------------------
BOOK VALUE PER SHARE                                                  38.91            36.55            6.46%
--------------------------------------------------------------------------------------------------------------
RATIOS

LOANS/ASSETS                                                         57.86%           61.46%
--------------------------------------------------------------------------------------------------------------
NONPERFORMING LOANS/LOANS                                             0.68%            0.71%
--------------------------------------------------------------------------------------------------------------
PAST DUE 90 DAY LOANS/LOANS                                           0.24%            0.26%
--------------------------------------------------------------------------------------------------------------
LOAN LOSS RESERVE/LOANS                                               2.38%            2.33%
--------------------------------------------------------------------------------------------------------------
EQUITY/ASSETS                                                        11.43%           11.38%
--------------------------------------------------------------------------------------------------------------